Exhibit 99.1

2020 Blueprint global business strategy January 7, 2019

Forward-looking statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. In this presentation, forward-looking statements include, without limitation, statements about plans and timelines for the development of avapritinib, BLU-554, BLU-667 and BLU-782 and the ability of Blueprint Medicines Corporation (the “Company”) to implement those development plans; the potential benefits of Blueprint Medicines’ current and future drug candidates in treating patients; Blueprint Medicines’ “2020 Blueprint” strategy, key goals and anticipated milestones through 2020; plans and timelines for marketed products and marketing applications in the United States and Europe, therapeutic candidates in clinical development and research programs; expectations regarding the Company’s existing cash, cash equivalents and investments and the future financial performance of the Company; and the Company’s strategy, business plans and focus. The Company has based these forward-looking statements on management’s current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and may cause actual results, performance or achievements to differ materially from those expressed or implied by any forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties related to the delay of any current or planned clinical trials or the development of the Company's drug candidates, including avapritinib, BLU-554, BLU-667 and BLU-782; the Company's advancement of multiple early-stage efforts; the Company's ability to successfully demonstrate the efficacy and safety of its drug candidates; the preclinical and clinical results for the Company's drug candidates, which may not support further development of such drug candidates; actions or decisions of regulatory agencies or authorities, which may affect the initiation, timing and progress of clinical trials; the Company’s ability to obtain, maintain and enforce patent and other intellectual property protection for any drug candidates it is developing; the Company's ability to develop and commercialize companion diagnostic tests for its current and future drug candidates, including companion diagnostic tests for BLU-554 for FGFR4-driven hepatocellular carcinoma, avapritinib for PDGFRα D842V-driven GIST and BLU-667 for RET-driven non-small cell lung cancer (“NSCLC”); and the success of the Company’s current and future collaborations, including its cancer immunotherapy collaboration with F. Hoffmann-La Roche Ltd and Hoffmann-La Roche Inc. and its collaboration with CStone Pharmaceuticals. These and other risks and uncertainties are described in greater detail under “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, as filed with the Securities and Exchange Commission (“SEC”) on October 31, 2018, and any other filings the Company has made or may make with the SEC in the future. The Company cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that the Company’s expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. The forward-looking statements in this presentation are made only as of the date hereof, and except as required by law, the Company undertakes no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. This presentation also contains estimates, projections and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company’s industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. 2

Precision therapies for people with cancer and rare diseases Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content. 3 A new way of looking at kinase medicines With a focus on core areas of expertise GENOMICALLY DEFINED CANCERS CANCER IMMUNOTHERAPY SELECTIVE NON-SELECTIVE avapritinib Rydapt® (midostaurin) RARE DISEASES

The promise of precision therapy throughout the development cycle HCP, healthcare professional 4 Rational drug design selectively targets genetic drivers of disease Efficient clinical development with small trials and focused investment Demonstrable value to patients, HCPs, payers and healthcare systems Dramatically improved outcomes in selected patients, even in early trials

Our vision for a sustainable precision therapy company 5 Robust scientific platform reproducibly designing potent and selective kinase medicines Disciplined portfolio management focusing on therapeutic area leadership and novel targets Effective and nimble commercial organization delivering medicines to patients globally Rapid, reproducible product development Reinvestment of revenue to sustain constant innovation cycle

Our “2020 Blueprint” strategy to make this vision a reality 6 2 marketed products in the US 4 pending marketing applications in the US and EU 6 therapeutic candidates in global clinical development 8 research programs Global commercial footprint, with 2 marketed products in the US and 1 marketed product in the EU ANTICIPATED ACHIEVEMENTS BY YEAR-END 2020

7 registration-enabling trials to build on first potential avapritinib approval

PROGRAM	TRIAL NAME	TARGET INDICATIONS
ONGOING		
Avapritinib	NAVIGATOR	PDGFRA Exon 18 mutant GIST and 4L GIST
	VOYAGER	3L GIST
	PATHFINDER	Advanced systemic mastocytosis
	PIONEER	Indolent systemic mastocytosis
BLU-667	ARROW	2L RET-fusion NSCLC and 2L RET-mutant MTC

PLANNED INITIATION IN 2H 2019		
Avapritinib	COMPASS-2L	2L GIST
BLU-667	---	1L RET-fusion NSCLC

2L, second-line; 3L, third-line; 4L, fourth-line; GIST, gastrointestinal stromal tumors; MTC, medullary thyroid cancer; NSCLC, non-small cell lung cancer; SM, systemic mastocytosis.

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Research areas of focus leverage robust scientific platform, clinical expertise and planned commercial profile 8 Leadership in therapeutic areas of focus Cancer immunotherapy under Roche collaboration Novel genetic drivers Plan to disclose up to 2 new targets at R&D day in 2019 Systemic mastocytosis Lung cancer GIST

DRUG CANDIDATE (TARGET) DISCOVERY EARLY CLINICAL DEVELOPMENT LATE CLINICAL DEVELOPMENT REGULATORY SUBMISSION APPROVED COMMERCIAL RIGHTS Avapritinib (KIT & PDGFRA) BLU-667 (RET) BLU-554 (FGFR4) BLU-782 (ALK2) 4 undisclosed targets Immunokinase targets Rapidly advancing pipeline of investigational precision therapies EGFR-m, EGFR mutant; FOP, fibrodysplasia ossificans progressiva; HCC, hepatocellular carcinoma. 1 Unresectable or metastatic disease. 2 Phase 1 trial in healthy volunteers. * CStone Pharmaceuticals has exclusive rights to develop and commercialize avapritinib, BLU-554 and BLU-667 in Mainland China, Hong Kong, Macau and Taiwan. Blueprint Medicines retains all rights in the rest of the world. ** Blueprint Medicines has U.S. commercial rights for up to two programs. Roche has worldwide commercialization rights for up to three programs and ex-U.S. commercialization rights for up to two programs. 9 ** * PDGFRA Exon 18 mutant gastrointestinal stromal tumors (GIST) 1 4L GIST 1 3L GIST 1 2L GIST 1 Advanced systemic mastocytosis (SM) 1 Indolent and smoldering SM 1 Hepatocellular carcinoma (HCC) 1 2L RET-fusion non-small cell lung cancer (NSCLC) 1 2L RET-mutant medullary thyroid cancer 1 1L RET-fusion NSCLC 1 – trial planned 2H 2019 Other RET-altered solid tumors 1 FOP 2 – trial planned Q1 2019 Up to 5 cancer immunotherapy programs; development stage undisclosed EGFR-mut NSCLC (+osimertinib)1 – trial planned 2H 2019 HCC (+CS-1001) 1 – trial planned 2H 2019 trial planned 2H 2019 NDA planned 1H 2019 NDA planned 1H 2019 NDA planned 2020 NDA planned 1H 2020 NDA planned 1H 2020 PDGFRA Exon 18 mutant GIST 1 4L GIST 1 3L GIST 1 2L GIST 1 Advanced SM Indolent and smoldering SM Advanced HCC 2L RET-fusion NSCLC 1 2L RET-mutant MTC 1 1L RET-fusion NSCLC 1 – trial planned 2H 2019 Other RET-altered solid tumors 1 EGFR-m NSCLC (+osimertinib) 1 – trial planned 2H 2019 Advanced HCC (+CS-1001) – trial planned 2H 2019 trial planned 2H 2019 NDA planned 1H 2019 NDA planned 1H 2019 NDA planned 2020 NDA planned 1H 2020 NDA planned 1H 2020 NDA planned 2020

Avapritinib: an investigational precision therapy with broad commercial potential


KIT & PDGFRA
HUMAN KINOME

Avapritinib

KIT and PDGFRA inhibitor

DEVELOPMENT STATUS

- Plan to submit NDA for PDGFRA Exon 18 mutant GIST and 4L GIST in 1H 2019
  - ORR and DOR per central radiology are primary endpoints for registration
- 5 ongoing or planned registration-enabling studies for avapritinib in multiple GIST and SM populations

POTENTIAL COMMERCIAL PROFILE

- Blueprint Medicines retains global commercial rights, excluding Greater China*
- ~30,000 patients across relevant GIST and SM populations in major markets**
- Scalable commercial footprint initially focused on driving patient identification and treatment through engagement with recognized centers of excellence

*CStone Pharmaceuticals has exclusive rights to develop and commercialize avapritinib in Mainland China, Hong Kong, Macau and Taiwan.
**Represents estimated number of patients with PDGFRA-driven GIST; 2L, 3L, 4L KIT-driven GIST; and advanced, smoldering and indolent SM in major markets (US, France, Germany, Italy, Spain, the United Kingdom and Japan).
DOR, duration of response; NDA, new drug application; ORR, overall response rate.
Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content.

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Avapritinib is a potentially transformative selective KIT/PDGFRA inhibitor Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content. All compounds were screened at 3 uM concentration against a panel of 392 wild type kinase constructs using the KINOMEscan assay platform at DiscoveRx Corporation. The size of the circle indicates binding potency. The bigger the circle, the more potently the compound binds to the particular kinase. 11 Precision therapies Multi-kinase therapies imatinib avapritinib sunitinib regorafenib DCC-2618 Approved Investigational midostaurin

Beyond imatinib, there are no highly effective therapies for advanced GIST

imatinib	sunitinib	regorafenib	No approved therapy
1L	2L	3L	4L
ORR ~60% PFS 19 months	ORR ~7% PFS 6 months	ORR ~5% PFS 4.8 months	ORR ~0% PFS 1.8 months*

- All approved agents are ineffective against PDGFRα D842V GIST -

Genetic drivers	PDGFRA D842V	KIT
	~5-6%	~80%

PFS, progression free survival.
* Imatinib re-challenged.

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Maximum reduction: sum of diameter change from baseline (%) High response and clinical benefit rates in PDGFRα D842V-mutant GIST 1 Data previously presented in November 2018 at the CTOS Annual Meeting. Data cutoff: October 15, 2018. 2 Top-line data will be used to support planned NDA submission in 1H 2019. Data cutoff: November 16, 2018. Median PFS not reached. * 4 PR pending confirmation. Patients who have had ≥1 post-baseline radiographic assessment. Response evaluable includes all doses. † PR + SD lasting ≥4 months. CBR, clinical benefit rate; CR, complete response; mRECIST, modified Response Evaluation Criteria in Solid Tumors; PD, progressive disease; PR, partial response; QD, once daily; SD, stable disease. 13 Best response, % (n) per central radiology mRECIST 1.1 ORR 84% (47) CR/PR* 9% (5) / 75% (42) SD 16% (9) CBR† 96% (54) TOP-LINE DATA2 PDGFRA Exon 18 mutant GIST (n=43; 300-400 mg) 86% ORR (1 response pending confirmation) Median DOR not reached Median DOR not reached 76.3% 12-month DOR rate CTOS 2018 Annual Meeting1

~20% ORR in ≥4L KIT-driven GIST patients 1 Data previously presented in November 2018 at the CTOS Annual Meeting. Data cutoff: October 15, 2018. 2 Top-line data will be used to support planned NDA submission in 1H 2019. Data cutoff: November 16, 2018. Median PFS (central radiology) same as reported at CTOS 2018 Annual Meeting. Population included 8 (7%) patients harboring PDGFRα D842V mutation, consistent with expected real-world ≥4L GIST population. * 1 PR pending confirmation. Patients who have had ≥1 post-baseline radiographic assessment. Response evaluable includes 300 mg QD and 400 mg QD. † PR + SD lasting ≥4 months 14 TOP-LINE DATA2 ≥4L GIST (n=111; 300-400 mg) 7.2 months median DOR CTOS 2018 Annual Meeting1 22% ORR (1 response pending confirmation) 10.2 months median DOR Best response, % (n) per central radiology mRECIST 1.1 ORR 20% (22) CR/PR* 1% (1) / 19% (21) SD 46% (50) CBR† 40% (44)

Avapritinib is well-tolerated in patients with GIST

CTOS 2018 ANNUAL MEETING[1]

Treatment-Emergent Adverse Events (Safety Population; N = 231)					
Adverse event (AE), % (n)	**Any Grade**	**Grade 1**	**Grade 2**	**Grade 3**	**Grade 4**
Nausea	61% (142)	46% (106)	13% (30)	3% (6)	0
Fatigue	55% (127)	21% (48)	28% (64)	6% (15)	0
Anemia	46% (107)	5% (11)	15% (35)	25% (58)	1% (3)
Periorbital edema	40% (93)	34% (79)	6% (13)	<1% (1)	0
Diarrhea	39% (90)	22% (50)	13% (30)	4% (10)	0
Vomiting	38% (88)	30% (69)	6% (14)	2% (5)	0
Decreased appetite	35% (82)	23% (54)	9% (20)	3% (8)	0
Peripheral edema	33% (77)	23% (53)	10% (22)	<1% (2)	0
Increased lacrimation	31% (72)	28% (64)	3% (8)	0	0
Memory impairment*	26% (60)	19% (45)	6% (15)	0	0
Constipation	23% (53)	14% (32)	8% (18)	<1% (2)	<1% (1)
Face edema	23% (53)	19% (43)	4% (9)	<1% (1)	0
Hair color changes	21% (49)	20% (46)	<1% (2)	<1% (1)	0
Dizziness	20% (47)	16% (38)	3% (8)	<1% (1)	0

- Most AEs were Grade 1 or 2
- No treatment-related Grade 5 AEs
- 8.7% (20) of patients discontinued due to related AEs
- Grade 3-4 treatment-related AEs ≥2%: anemia, fatigue, hypophosphatemia, increased bilirubin, decreased white blood count/neutropenia, and diarrhea

Top-line safety results consistent with data previously reported at CTOS 2018 Annual Meeting[2]

[1] Data previously presented in November 2018 at the CTOS Annual Meeting. Data cutoff: October 15, 2018.
[2] Top-line data will be used to support planned NDA submission in 1H 2019. Data cutoff: November 16, 2018.
* The most commonly reported cognitive AE.

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Preliminary 26% ORR for avapritinib1 versus 5% ORR for regorafenib2 Preliminary Phase 1 data in 3L/4L regorafenib-naïve GIST de-risk ongoing Phase 3 VOYAGER trial 1 Data previously presented in November 2018 at the CTOS Annual Meeting. Data cutoff: October 15, 2018. 2 Regorafenib data in FDA-approved product insert. R, randomized. 16 Anticipate completion of VOYAGER trial enrollment in 2H 2019 Primary endpoint: PFS 3L/4L GIST R, 1:1 avapritinib regorafenib Maimum reduction – sum of diameter change from baseline, % 50 0 -50 -100 PDGFR D842V patients, n=10, and ORR 80% are not included here PD SD PR CR KIT Other PDGFRA n = 23 patients 300/400 mg

Preliminary Phase 1 data support design of Phase 3 COMPASS-2L trial in genotype-selected 2L GIST population

Phase 1 ctDNA analysis


Increased avapritinib activity in
KIT V654A/T670I negative patients
(~75-80% of population)[1]
100
50
0
-50
-100
V654A and T670I negative
V654A or T670I positive

In 2L GIST, sunitinib has shown activity against KIT V654A and T670I mutations

COMPASS-2L


ctDNA selected
KIT V654A/T670I
negative patients
R
1:1
avapritinib
sunitinib

Primary endpoint: PFS

Plan to initiate COMPASS-2L trial in 2H 2019

ctDNA, circulating tumor DNA.

[1] Data previously presented in November 2018 at the CTOS Annual Meeting. Data cutoff: October 15, 2018. ctDNA analysis in ≥4L population.

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Avapritinib is the only highly selective KIT D816V inhibitor in development for systemic mastocytosis


~90-95% of patients have KIT D816V mutation[1]
Spectrum
Indolent SM (ISM)
Smoldering SM (SSM)
Aggressive SM (ASM)
SM with Associated Hematologic Neoplasm (SM-AHN)
Mast Cell Leukemia (MCL)
Indolent SM
Advanced SM
Patient impact
Debilitating symptoms
Increasing organ dysfunction and damage
Decreased overall survival[2]

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[1] Garcia-Montero AC et al, 2006.
[2] Based on published natural history data.

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47% normalization 66% <20ng/mL 6% molecular clearance Best percentage change from baseline (%) *prior midostaurin # prior DCC-2618 + S/A/R mutation positive Spleen Volume (central review) Serum Tryptase (central assay) Blood KIT D816V ddPCR (central assay) Bone marrow mast cells Clinical activity in all evaluable patients: decline in mast cell burden across all disease subtypes, regardless of prior therapy or co-mutation status Data previously presented in December 2018 at the ASH Annual Meeting. Data cutoff: September 30, 2018. 19 Bone marrow mast cells serum tryptase (central assay) Spleen Volume (central review) Blood KIT D816V ddPCR (central assay) 66% <20ng/mL 47% normalization 6% molecular clearance 0 -20 -40 -60 -80 -100

Responses per IWG criteria are durable and deepen over time

Best response* n (%)	All doses (n=29)	≤200mg[1] QD (n=10)
ORR (CR + CRh + PR + CI)	**24 (83%)**	**9 (90%)**
Complete response (CR)	3 (10%)	3 (30%)
CR, partial hematologic recovery[2] (CRh)	4 (14%)	2 (20%)
Partial response (PR)	14 (48%)	3 (30%)
Clinical improvement (CI)	3 (10%)	1 (10%)
Stable disease (SD)	5 (17%)	1 (10%)
Progressive disease (PD)	0	0

- Ongoing treatment durations of up to 31 months (range 1+ to 31+ months)
- Median duration of response (DOR) not reached (median follow up 14 months)
- 76% 12-month DOR rate
- Median time to response is 2 months
- Median time to CR/CRh is 9 months

IWG criteria have regulatory precedent, with comparable 28% ORR for midostaurin

Data previously presented in December 2018 at the ASH Annual Meeting. Data cutoff: September 30, 2018.

[1] Started at ≤200mg QD. 90% have not dose escalated above 200mg as of the data cutoff date.

[2] CRh: Requires all criteria for CR be met and response duration must be ≥12 weeks (to be confirmed); however, patient may have residual cytopenias. The following are required for CRh: ANC > 0.5 × 10^9/L with normal differential (absence of neoplastic MCs and blasts < 1%) *and* Platelet count > 50 × 10^9/L *and* Hgb level > 8.0 g/dL.

*Pending confirmation: 3 transitioning from confirmed response to a deeper response, 3 transitioning from SD to first response.

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Avapritinib is well-tolerated in patients with systemic mastocytosis 21 Treatment-Emergent Adverse Events (Safety Population; N = 67) Non-hematologic AEs >15%, % (n) Any Grade Grade 3/4 Periorbital edema 45 (67) 3 (4) Fatigue 25 (37) 5 (7) Nausea 24 (36) 3 (4) Diarrhea 23 (34) 1 (1) Peripheral Edema 23 (34) 0 Vomiting 19 (28) 2 (2) Cognitive effects 19 (28) 1 (1) Hair color changes 17 (25) 1 (1) Arthralgia 13 (19) 1 (1) Dizziness 13 (19) 1 (1) Abdominal pain 12 (18) 1 (1) Hematologic AEs >10%, % (n) Any Grade Grade 3/4 Anemia 35 (52) 18 (26) Thrombocytopenia 21 (31) 12 (17) Neutropenia 8 (12) 7 (10) Most AEs were grade 1 or 2 No treatment-related grade 5 AEs 4% (3/67) of patients discontinued due to treatment-related AEs Refractory ascites, encephalopathy and intracranial bleed 66% (44/67) of patients had ≥grade 3 treatment-related AEs and dose reduced Most commonly hematologic AEs, typically in patients with prior cytopenias Most dose reductions occurred at ≥300mg QD 78% (52/67) remain on treatment as of data cutoff Data previously presented in December 2018 at the ASH Annual Meeting. Data cutoff: September 30, 2018.

Evaluable ISM/SSM patients in Phase 1 EXPLORER trial Preliminary Phase 1 data highlight the potential of avapritinib in ISM/SSM Data previously presented in December 2018 at the ASH Annual Meeting. Data cutoff: September 30, 2018. BM, bone marrow; ISM, indolent systemic mastocytosis; RP2D, recommended Phase 2 dose; SSM, smoldering systemic mastocytosis. 22 RP2D R, 1:1 Part 1: Dose-finding Part 2: Efficacy Part 3: Extension 25 mg QD 50 mg QD 100 mg QD Open-label extension avapritinib placebo First PIONEER trial site is open, with initiation of patient screening anticipated in January 2019 BM Mast Cells Serum Tryptase KIT D816V ddPCR (blood) Best Percentage Change from Baseline * prior midostaurin 10 -20 -40 -60 -80 -100 Cr

Growing portfolio of highly selective investigational kinase medicines 23 Non-small cell lung cancer Medullary thyroid cancer Other RET-altered solid tumors BLU-667 RET inhibitor Hepatocellular carcinoma BLU-554 FGFR4 inhibitor Fibrodysplasia ossificans progressiva BLU-782 ALK2 inhibitor Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content.

BLU-667 is designed to treat RET-altered cancers

High kinome selectivity for RET[1,2]



More potent and selective than multi-kinase inhibitors[1,2]

	Wild-type RET	RET V804L Gatekeeper resistance	RET V804M Gatekeeper resistance	RET M918T Mutation	CCDC6-RET Fusion	VEGFR2 Anti-target
BLU-667	0.4	0.3	0.4	0.4	0.4	35
Cabozantinib	11	45	162	8	34	2
Vandetinib	4	3597	726	7	20	4

- BLU-667 is 88-fold more selective for RET than VEGFR2
- BLU-667 is 20-fold more selective for RET than JAK1

RET opportunity in major markets	~10,000 NSCLC patients[3]	~800 MTC patients[3]	Low variable frequency across multiple solid tumors

IC_{50}, half maximal inhibitory concentration.
Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (CSTI) (www.cellsignal.com). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content.
[1] Data previously presented in April 2018 at AACR Annual Meeting. Data cutoff: April 6, 2018. [2] Subbiah V et al. *Cancer Discov.* 2018;8(7):836-849. [3] Epidemiology based on estimated incidence for NSCLC (across treatment lines) and estimated prevalence for MTC in major markets (US, France, Germany, Italy, Spain, the United Kingdom and Japan).

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Plan to submit NDA for 2L RET-fusion NSCLC and 2L RET-mutant MTC in 1H 2020 25 Dose escalation RET-altered solid tumors RET-fusion NSCLC, prior platinum Part 1 complete MTC, prior MKI Part 2 enrolling RET-fusion solid tumors, prior standard of care RET-mutated tumors, prior standard of care RET-altered solid tumors, prior selective RET TKI Endpoints: ORR, duration of response, safety MKI, multi-kinase inhibitor; TKI, tyrosine kinase inhibitor Plan to complete enrollment of 2L RET-fusion NSCLC and 2L RET-mutant MTC patient cohorts in 1H 2019 Plan to initiate Phase 3 trial in 1L RET-fusion NSCLC in 2H 2019 RET-fusion NSCLC, no prior platinum MTC, no prior MKI RP2D 400 mg QD

Data have strengthened as patients treated at RP2D 26 AACR April 20181 ATA October 20182 84% of patients with tumor shrinkage (NSCLC, MTC and PTC) 53% ORR in RET-fusion NSCLC and PTC patients 40% ORR in RET-mutant MTC patients 90% of patients with tumor shrinkage (MTC and PTC) 62% response rate in RET-mutant MTC patients at 300/400 mg QD for ≥24 weeks All responders and all patients treated at 400 mg QD remain on therapy as of data cutoff AACR, American Association for Cancer Research Annual Meeting; ATA, American Thyroid Association Annual Meeting; PTC, papillary thyroid cancer. 1 Data previously presented at AACR Annual Meeting in April 2018. Data cutoff: April 6, 2018. 2 Data previously presented at ATA Annual Meeting in October 2018. Patients enrolled as of May 9, 2018 with follow-up as of Sep 14, 2018. Safety population includes patients with NSCLC, MTC and PTC. Safety population (N=69)2 Most AEs reported by investigators were Grade 1 Treatment-related Grade ≥3 AEs in ≥2 patients included anemia, hypertension, decreased white blood cell count, diarrhea and neutropenia Only 2 discontinuations due to a treatment-related AE PD SD PR 1 confirmed CR; 10 confirmed PR, 7 pending confirmation PR 20 10 0 –20 –30 –10 –40 –50 –60 –70 –90 –80 –100 20 10 0 –20 –30 –10 –40 –50 –60 –70 –90 –80 –100 PD SD PR Medullary thyroid cancer Papillary thyroid cancer 1 confirmed CR; 14 confirmed PR, 2 pending confirmation PR

BLU-782 is designed to target mutant ALK2, the underlying cause of fibrodysplasia ossificans progressiva

- Causes abnormal transformation of skeletal muscle, ligaments and tendons into bone
- Beginning in childhood, disease manifestations include painful disease flare-ups, locking of joints, progressive loss of mobility and respiratory dysfunction
- Premature death typically occurs in middle age due to cardiorespiratory complications
- There are no approved therapies


MALFORMED BIG TOES


TUMOR-LIKE SWELLINGS


EXTRASKELETAL BONE


PROGRESSIVE INCAPACITATION

IND application cleared by FDA; plan to initiate Phase 1 healthy volunteer trial in Q1 2019

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Foundational preclinical data support plans for clinical development of BLU-782 in FOP

Highly selective for mutant ALK2



10000
1000
100
10
1
Cellular IC50 (nM)
ALK6
ALK3
ALK1
ALK2
ALK2R206H
>100-fold difference

Cellular assay

Prevents injury-induced HO*



100
50
0
Mean HO volume ±SEM (mm3)
Control
BLU-782

Micro CT at Day 17

Prevents surgery-induced HO*



Day
0
12
29
50
Control
BLU-782

Data previously presented at ASBMR Annual Meeting in September 2018.
* Injury- and surgery-induced HO studies conducted in an ALK2 R2016H mouse model.
CT, computed tomography; HO, heterotopic ossification.

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Leader in targeted kinase medicines Three clinical programs with demonstrated proof-of-concept Retain all rights in the rest of the world Deep development experience and network in China Growing oncology portfolio including immunotherapies Exclusive rights in Greater China1 1 Greater China consists of Mainland China, Hong Kong, Macau and Taiwan. Strategic collaboration accelerates BLU-554 clinical development program Plan to initiate BLU-554 monotherapy and combination trials in China by mid-2019 and in 2H 2019, respectively 29

Strong financial position entering 2019 30 Balance Sheet (unaudited) 9/30/2018 12/31/2017 Cash, Cash Equivalents and Investments $559.6M $673.4M Three Months Ended Statement of Operations (unaudited) 9/30/2018 9/30/2017 Collaboration Revenue $1.1M $8.1M Research & Development Expenses $64.6M $39.3M General & Administrative Expenses $12.0M $7.4M Net Loss $(72.7)M $(37.7)M Based on current operating plans, expect existing cash balance will fund operations into the 2H of 2020* *Excludes any potential option fees and milestone payments under the Roche and CStone collaborations **Shares outstanding as of 9/30/2018: 43.9 million (basic) and 48.4 million (fully diluted).

Summary of anticipated corporate milestones for 2019-2020

Program	Milestone	Anticipated Timing
Avapritinib – GIST	Submit NDA for PDGFRA Exon 18 mutant GIST and 4L GIST	1H 2019
	Present data from Phase 1 NAVIGATOR trial supporting planned NDA for PDGFRA Exon 18 mutant GIST and 4L GIST	1H 2019
	Complete enrollment of Phase 3 VOYAGER trial in 3L GIST	2H 2019
	Initiate Phase 3 COMPASS-2L precision medicine trial in 2L GIST	2H 2019
	Submit NDA for 3L GIST	2020
Avapritinib – SM	Present updated data from Phase 1 EXPLORER trial in advanced SM	1H 2019
	Present initial data from Phase 2 PIONEER trial in indolent and smoldering SM	2H 2019
	Complete enrollment of Phase 2 PATHFINDER trial in advanced SM	2H 2019
	Submit NDA for advanced SM	2020
BLU-667 – RET	Present updated data from Phase 1 ARROW trial in RET-altered NSCLC, MTC and other advanced solid tumors	1H 2019
	Complete enrollment of previously treated RET-altered NSCLC and MTC cohorts in Phase 1 ARROW trial	1H 2019
	Initiate Phase 3 trial in 1L RET-fusion NSCLC	2H 2019
	Initiate Phase 2 trial of BLU-667 and osimertinib in EGFR-mutant NSCLC harboring an acquired RET alteration	2H 2019
	Submit NDA for 2L RET-fusion NSCLC and 2L RET-mutant MTC	1H 2020
BLU-554 – HCC	Initiate enrollment in China in ongoing global Phase 1 trial of BLU-554 under collaboration with CStone Pharmaceuticals	Mid-2019
	Initiate Phase 1 combination trial of BLU-554 and CS-1001, CStone Pharmaceuticals' anti-PD-L1 inhibitor, in China	2H 2019
BLU-782 – FOP	Initiate Phase 1 trial in healthy volunteers	Q1 2019
	Initiate Phase 2 trial in patients with FOP	1H 2020
Research portfolio	Provide a research portfolio update, including disclosure of up to 2 new targets, at an R&D day	2019
	Nominate at least one new wholly-owned discovery program	2019

Thank you